UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2024

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5220 Spring Valley Road, Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(949) 281-2606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or this Report contains forward-looking statements. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding the plans and objectives of management for future operations.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances, including the closing of the Membership Interest Purchase Agreement disclosed below, and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Executive Employment Agreement with COO

On October 1, 2024, Vivakor, Inc. (the “Company”) entered into an executive employment agreement with Russ Shelton (the “Shelton Agreement”) with respect to the Company’s appointment of Mr. Shelton as Executive Vice President and Chief Operating Officer of the Company. Pursuant to the Shelton Agreement, Mr. Shelton will receive (i) base salary compensation of $337,000 USD annually (the “Base Compensation”); (ii) an annual cash and equity incentive compensation of up to $808,000 based upon certain performance criteria as more particularly described therein. As an inducement to enter into the Shelton Agreement, Mr. Shelton shall receive a one-time signing grant of Company common stock equivalent in value to $150,000, which are priced per share based on the volume-weighted average price for the preceding five (5) trading days prior to the day of such grant, subject to an eighteen (18)-month lockup period, which shall be granted promptly after the Effective Date, as defined therein. Pursuant to the Shelton Agreement, Mr. Shelton’s employment is at-will under Texas law, except as modified therein. Mr. Shelton’s employment with Vivakor Administration, LLC, a subsidiary of the Company, began on October 1, 2024.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Shelton Agreement and does not purport to be a complete description of the rights and obligations of the parties to the Shelton Agreement, and such description is qualified in its entirety by reference to the full text of the Shelton Agreement, a copy of which is filed herewith as Exhibit 10.1.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 1, 2024, the Company, Jorgan Development, LLC, a Louisiana limited liability company (“Jorgan”) and JBAH Holdings, LLC, a Texas limited liability company (“JBAH” and, together with Jorgan, the “Sellers”), as the equity holders of Endeavor Crude, LLC, a Texas limited liability company, Equipment Transport, LLC, a Pennsylvania limited liability company, Meridian Equipment Leasing, LLC, a Texas limited liability company, and Silver Fuels Processing, LLC, a Texas limited liability company (collectively, the “Endeavor Entities”) closed the transactions that were the subject of the previously-disclosed Membership Interest Purchase Agreement among them dated March 21, 2024, as amended (the “MIPA”) (the “Closing”). In accordance with the terms of the MIPA, at the Closing, the Company acquired all of the issued and outstanding membership interests in each of the Endeavor Entities (the “Membership Interests”), making them wholly-owned subsidiaries of the Company.

The Endeavor Entities own and operate a combined fleet of more than 500 commercial tractors and trailers for the hauling of crude oil and produced water. On a daily basis, the trucking fleet hauls approximately 60,000 barrels of crude oil, tank bottoms, and petroleum wastes, and approximately 30,000 barrels of produced water. In addition, the Endeavor Entities own and operate a crude oil shuttle pipeline and exclusive connected blending and processing facility in Blaine County, Oklahoma.

The purchase price for the Membership Interests is $120 million (the “Purchase Price”), subject to post-closing adjustments, including assumed debt and an earn-out adjustment, payable by the Company in a combination of Company common stock, $0.001 par value per share (“Common Stock”) and Company Series A Preferred Stock $0.001 par value per share (“Preferred Stock”). The Preferred Stock will have the terms set forth in the Form of Series A Preferred Stock Certificate of Designations filed herewith as Exhibit 3.1 and incorporated by reference herein, including, but not limited to, liquidation preference over the Common Stock, the payment of a cumulative six percent (6%) annual dividend per share payable quarterly in arrears in shares of Common Stock (so long as such issuances of Common Stock would not result in the Sellers beneficially owning great than 49.99% of the issued and outstanding Common Stock), and the Company having the right to convert the Preferred Stock at any time using the stated value of $1,000 per share of Preferred Stock and the conversion price of one dollar ($1) per share of Common Stock. The Sellers are beneficially owned by James Ballengee, the Company’s chairman, chief executive officer and principal shareholder.

As a result of the Closing, the Company will issue to the Sellers, (i) a number of shares of Common Stock equal to an undivided nineteen and ninety-nine hundredths percent (19.99%) of all of the Company’s issued and outstanding Common Stock immediately prior to Closing, or a lesser percentage, if such issuance would result, when taking into consideration the percentage of Common Stock owned by Sellers prior to such issuance, in Sellers owning in excess of 49.99% of the Common Stock issued and outstanding on a post-Closing basis, with such shares of Common Stock valued at $1.00 per share (the “Common Stock Consideration”), and (ii) a number of shares of Preferred Stock equal to the Purchase Price, less the value of the Common Stock Consideration (the “Preferred Stock Consideration”). Sellers will enter into 18-month lock-up agreements, in the form filed herewith as Exhibit 10.1 and incorporated by reference herein, at Closing, with regard to the Common Stock Consideration and any Common Stock they receive during the lock-up period in connection with conversions of Preferred Stock or the payment of dividends on the Preferred Stock.

The MIPA, including the exhibits thereto and related agreements, filed with the Company’s Form 8-K filed with the Commission on March 25, 2024 (the “Execution 8-K”) as Exhibits 2.1. 3.1, 10.1, 10.2, 10.3, and 10.4 are incorporated herein by reference. The disclosure above does not purport to be a complete statement of the terms of the MIPA, or the transactions contemplated thereby, or the exhibits and related documents, and is qualified in their entirety by reference to the Execution 8-K and the full text of the Exhibits filed therewith.

Item 2.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the MIPA and does not purport to be a complete description of the rights and obligations of the parties to the MIPA, and such description is qualified in its entirety by reference to the full text of the MIPA, a copy of which is filed herewith as Exhibit 2.1.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On October 1, 2024, the Company consummated the transactions under the MIPA including the issuance of the Common Stock and Series A Convertible Preferred Stock comprising the Purchase Price pursuant to the MIPA. The disclosure in Item 2.01 is incorporated herein by reference. The issuances of the foregoing securities will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the Sellers are controlled by one of executive officers who is an accredited investor and familiar with the Company’s operations.

Pursuant to the Shelton Agreement, Mr. Shelton will receive a one-time grant of Company common stock equivalent in value to $150,000, which are priced per share based on the volume-weighted average price for the preceding five (5) trading days prior to the day of such grant, subject to an eighteen (18)-month lockup period, which shall be granted promptly after the Effective Date, as defined therein. The issuance of the foregoing securities will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as Mr. Shelton is one of our executive officers and is a sophisticated investor and familiar with the Company’s operations.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICER; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Russ Shelton, 48, Executive Vice President & Chief Operating Officer

Mr. Russ Shelton is a seasoned operations executive with more than three decades of management experience with midstream trucking, terminaling, and marketing companies, including for several of the business units being acquired in the Company’s purchase of the Endeavor Entities. Mr. Shelton was most recently the Chief Operating Officer for Endeavor Crude, LLC, and prior to that served as its Vice President of Transportation since 2023. Prior to Endeavor Crude, he worked as Director of Operations for Senergy Petroleum from 2021-23, and prior to that worked as Director of Transportation for Pilot Travel Centers LLC from 2018-21.

The Board believes that Mr. Shelton’s experience in management and operations and his extensive knowledge in the midstream petroleum industry make him ideally qualified to help lead the Company towards continued growth and success.

Family Relationships

Mr. Shelton does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

In connection with the Shelton Agreement, Mr. Shelton and Ballengee Holdings, LLC, an affiliate of James H. Ballengee, the Company’s Chairman, President, and CEO, have entered into a side letter agreement (the “Shelton Side Letter”) promising Mr. Shelton (i) certain additional Base Compensation equal to the difference between Mr. Shelton’s current salary and $375,000 by January 1, 2025, should the Company not increase Mr. Shelton’s Base Compensation, as defined in the Shelton Agreement, to such level, and (ii) a one-time special cash bonus of $100,000.00 USD upon completion of an equity capital raise, as more particularly set forth therein. A copy of the Shelton Side Letter is attached hereto as Exhibit 10.3.

ITEM 7.01	REGULATION FD DISCLOSURE

On October 7, 2024, the Company issued a press release announcing the Company’s closing of the transactions contemplated by the MIPA. A copy of the press release is furnished with this Current Report as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

The Company intends to file the financial statements of the Endeavor Entities required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide investors with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

●	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

●	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

●	may apply standards of materiality in a way that is different from what may be viewed as material to other investors; and

●	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and in the Company’s periodic and other filings which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit No.	Title
2.1	Membership Interest Purchase Agreement dated March 21, 2024, by and among the Registrant, as Purchaser, and Jorgan Development, LLC, and JBAH Holdings, LLC, as Sellers
3.1	Form of Certificate of Designations, Preferences, Rights, and Limitations of Series A Convertible Preferred Stock
10.1*	Form of Executive Employment Agreement dated October 1, 2024, by and between Vivakor Administration, LLC, as Company, and Russ Shelton, as Executive
10.2*	Form of Side Letter for Additional Compensation by and between Ballengee Holdings, LLC, and Russ Shelton
10.3	Form of Lock-up Agreements
10.4	Form of First Amended and Restated Master Netting Agreement
10.5	Form of Transition Services Agreement
10.6	Form of Repair & Maintenance Subscription Agreement
10.7	Form of Assignment of Membership Interests
99.1	Press Release of the Company dated October 7, 2024

*	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: October 7, 2024	By:	/s/ James H. Ballengee
		Name:	James H. Ballengee
		Title:	Chairman, President & CEO